UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2008

NATIONAL PROPERTY INVESTORS 4

(Exact name of Registrant as specified in its charter)

       California

   0-10412

     13-3031722

(State or other jurisdiction

 (Commission

  (I.R.S. Employer

   of incorporation)

 File Number)

 Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into A Material Definitive Agreement.

See the description under Item 2.03, below.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On May 30, 2008, National Property Investors 4 (the “Registrant”) obtained a third mortgage loan in the principal amount of $10,000,000 on its sole investment property, Village of Pennbrook, located in Levittown, Pennsylvania. The third mortgage loan bears interest at a fixed rate of 6.62% per annum and requires monthly payments of principal and interest of approximately $64,000 beginning on July 1, 2008, through the September 1, 2021 maturity date.  The additional mortgage loan requires a balloon payment of approximately $7,783,000 at maturity. The Partnership may repay the third mortgage loan at any time with 30 days written notice to the Lender subject to a prepayment penalty as defined in the agreements documenting the third mortgage loan.

In accordance with the terms of the loan agreement relating to the third mortgage financing, the payment of the loan may be accelerated at the option of the Lender if an event of default, as defined in the loan agreements occurs. Events of default include: failure to pay any amount due under the loan agreement when due; failure to make the final payment or pay the prepayment premium due under the note; and breach or default in the performance of any of the covenants or agreements made by the Partnership.

The foregoing description is qualified in its entirety by reference to the Multifamily Note and the Multifamily Mortgage, Assignment of Rents and Security Agreement, copies of which are filed as exhibits 10.13 and 10.14 to this report.

In accordance with the Registrant’s partnership agreement, the Registrant’s Managing General Partner is evaluating the cash requirements of the Registrant to determine what portion of the net proceeds, if any, from the above transaction will be distributed to the Registrant’s partners.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

    The following exhibits are filed with this report:

10.13

Multifamily Note dated May 30, 2008 between National Property Investors 4, a California limited partnership, and Capmark Bank in reference to Village of Pennbrook Apartments. *

 10.14

Multifamily Mortgage, Assignment of Rents and Security Agreement dated May 30, 2008 between National Property Investors 4, a California limited partnership and Capmark Bank in reference to Village of Pennbrook Apartments. *

*Schedules and supplemental materials to the exhibit have been omitted but will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Property Investors 4

By:

 NPI Equity Investments, Inc.

 Managing General Partner

By:

 /s/Stephen B. Waters

 Stephen B. Waters

 Vice President

 Date: June 5, 2008